Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of GoAmerica, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission (the "Report"), I, Daniel R. Luis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: May 15, 2007

                                                      /s/ Daniel R. Luis
                                                      -------------------------
                                                      Daniel R. Luis
                                                      Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                      -21-